Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Black Box Corporation (the “Company”) on Form 10-Q for the period ended October 2, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, certifies that to his knowledge:
     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ R. Terry Blakemore

R. Terry Blakemore
President and Chief Executive Officer November 10, 2010

/s/ Michael McAndrew

Michael McAndrew
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Accounting Officer) November 10, 2010

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.